THIS PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT (“SUBSCRIPTION AGREEMENT”) RELATES TO AN OFFERING OF A UNITS (THE “UNITS”) IN AN OFFSHORE TRANSACTION TO A PERSON THAT IS NOT A U.S. PERSON PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”).

THE UNITS HAS NOT BEEN REGISTERED UNDER THE 1933 ACT OR ANY U.S. STATE SECURITIES LAWS AND, UNLESS SO REGISTERED, IT MAY NOT BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OR TO A U.S. PERSON EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE UNITS MAY NOT BE CONDUCTED UNLESS IN ACCORDANCE WITH THE 1933 ACT. "UNITED STATES" AND "U.S. PERSON" ARE AS DEFINED BY REGULATION S UNDER THE 1933 ACT.

“UNLESS PERMITTED UNDER CANADIAN SECURITIES LEGISLATION, THE HOLDER OF THE SECURITIES TO BE PURCHASED PURSUANT TO THIS AGREEMENT MUST NOT TRADE THE SECURITIES IN CANADA BEFORE THE DATE THAT IS 4 MONTHS AND A DAY AFTER THE CLOSING DATE (AS DEFINED IN THIS SUBSCRIPTION AGREEMENT.

CONFIDENTIAL
PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT

(Directors Units)

TO:	Argentex Mining Corp. (the “Company”)
602-1112 West Pender Street
Vancouver B.C. V6E 2S1
Canada

Purchase of Units

1.                       Subscription and Use of Proceeds

1.1                     The undersigned (the “Subscriber”) hereby irrevocably subscribes for and agrees to purchase ____________ units (each, a “Unit” and collectively, the “Units”), with each Unit consisting of one share of the common stock of the Company (each a “Share”) and one common share purchase warrant (each a “Warrant”) at a price per Unit of USD $0.10 (such subscription and agreement to purchase being the “Subscription”), for an aggregate purchase price of USD$_____________ (the “Subscription Proceeds”.) Each Warrant will entitle the holder to purchase one additional Share at a purchase price of USD$0.15 for a period of 24 months from the Closing Date.

1.2                     On the basis of the representations and warranties and subject to the terms and conditions set forth herein, including approval of this Subscription by the TSX Venture Exchange, the Company hereby irrevocably agrees to sell and issue the Units to the Subscriber.

2.                       Payment

2.1                     The Subscription Proceeds must accompany this Subscription and shall be paid by cashiers cheque or bank draft payable to the order of the Company, drawn in U.S. funds on a Canadian bank or another bank reasonably acceptable to the Company or, at the Subscriber’s option, by wire transfer to the Company or its solicitors pursuant to the wire transfer instructions that will be provided to the Subscriber upon request.

3.                       Documents Required from Subscriber

3.1                     The Subscriber shall complete, sign and return to the Company, as soon as possible:

(a)	an executed copy of this Subscription Agreement, and

(b)

on request by the Company, any other documents, questionnaires, notices and undertakings as may be required by the Company in order to enable or show compliance with the requirements of regulatory authorities and applicable law.

4.                       Closing

4.1                     Closing of the sale of the Units (the “Closing”) shall occur promptly following receipt of the approval of the TSX Venture Exchange to this Subscription, or on such later date as may be determined by the Company (the “Closing Date”).

5.                       Acknowledgements of Subscriber

5.1                     The Subscriber acknowledges and agrees that:

(a)

none of the Shares, the Warrants or the shares of common stock (“Warrant Shares”) that may be issued upon the exercise of any of the Warrants (the Shares, the Warrants and the Warrant Shares may be hereinafter referred to collectively as the “Securities”) have been registered under the 1933 Act, or under any state securities or “blue sky” laws of any state of the United States and, unless so registered, none of them may be offered or sold in the United States or, directly or indirectly, to U.S. Persons, as that term is defined in Regulation S under the 1933 Act (“Regulation S”), except in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act and in each case in accordance with applicable state and provincial securities laws;

(b)	the Company has not undertaken to, and will have no obligation to, register the Securities, or any of them, under the 1933 Act or the applicable Canadian securities laws;

(c)

no prospectus or offering memorandum within the meaning of the securities laws applicable in both the United States and Canada (collectively, the “Applicable Securities Laws”) has been delivered to, summarized for or seen by the Subscriber in connection with the sale of the Units and the Subscriber is not aware of any prospectus or offering memorandum having been prepared by the Company;

(d)

the decision to execute this Subscription Agreement and acquire the Units hereunder has not been based upon any oral or written representation as to fact or otherwise made by or on behalf of the Company, and such decision is based entirely upon a review of information (the adequacy of which is hereby acknowledged) about the Company that is available to any member of the public on the EDGAR database maintained by the U.S. Securities and Exchange Commission (the “SEC”) at www.sec.gov and the SEDAR database maintained by the Canadian Securities Administrators at www.sedar.com;

(e)	there is no government or other insurance covering any of the Securities;

(f)

it has not received, nor has it requested, nor does it have any need to receive, any offering memorandum (as defined in or contemplated by Applicable Securities Laws) or any other document (other than financial statements or any other continuous disclosure documents, the contents of which are prescribed by statute or regulation) describing the business and affairs of the Company which has been prepared for delivery to, and review by, prospective subscribers in order to assist them in making an investment decision in respect of the Securities (or any of them), and it has not become aware of any advertisement including, by way of example and not in limitation, advertisement in any printed media of general and regular circulation or on radio or television with respect to the distribution of the Units;

(g)	no securities commission or similar regulatory authority has reviewed or passed on the merits of the Securities or any of them;

(h)

there are risks associated with an investment in the Company including, by way of example and not in limitation, the specific risks identified in the Company’s most recent periodic reports filed with the SEC and available for viewing at the SEC’s website at www.SEC.gov and the SEDAR database maintained by the Canadian Securities Administrators at www.sedar.com;

(i)

the Subscriber and the Subscriber’s advisor(s) have had a reasonable opportunity to ask questions of and receive answers from the Company in connection with the distribution of the Units hereunder, and to obtain additional information, to the extent possessed or obtainable without unreasonable effort or expense, necessary to verify the accuracy of the information about the Company;

(j)

if the Subscriber is a Canadian resident, the Company has advised the Subscriber that the Company is relying on an exemption from the requirements of the regulatory authorities in Canada requiring that the Company provide the Subscriber with a prospectus and sell the Securities to the Subscriber through a person registered to sell securities under the securities laws of the Canadian Province where the Subscriber resides and, as a consequence of acquiring the Units pursuant to this exemption, certain protections, rights and remedies provided by the securities laws of that Canadian Province, including statutory rights of rescission or damages, will not be available to the Subscriber;

(k)

the Subscriber is not acquiring the Units as a result of, and will not itself engage in, any “directed selling efforts” (as that term is defined in Regulation S under the 1933 Act) in the United States in respect of the Securities which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of any of the Securities; provided, however, that the Subscriber may sell or otherwise dispose of the Securities pursuant to registration thereof under any Applicable Securities Laws or under an exemption from such registration requirements;

(l)

the Subscriber will indemnify the Company and its directors, officers, employees, agents, advisors and shareholders against, and will hold them harmless from, any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all fees, costs and expenses whatsoever reasonably incurred in investigating, preparing or defending against any claim, lawsuit, administrative proceeding or investigation whether commenced or threatened) arising out of or based upon any representation or warranty of the Subscriber contained herein or in any document furnished by the Subscriber to the Company in connection herewith being untrue in any material respect or any breach or failure by the Subscriber to comply with any covenant or agreement made by the Subscriber to the Company in connection therewith;

(m)

the Subscriber is aware that the Securities are not listed on any stock exchange or automated dealer quotation system and no representation has been made to the Subscriber that any of the Securities will become listed on any stock exchange or automated dealer quotation system except that currently the Company’s common shares are (i) quoted on the over-the-counter market operated by the NASD’s OTC-BB in the United States and (ii) listed on the TSX Venture Exchange in the provinces of British Columbia and Alberta, Canada;

(n)

in addition to resale restrictions imposed under U.S. securities laws, there are additional restrictions on the Subscriber’s ability to resell the Securities under Canadian provincial securities laws and Canadian National Instrument 45-102;

(o)

the Company will refuse to register any transfer of the Securities not made in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act or pursuant to an available exemption from the registration requirements of the 1933 Act and in accordance with Applicable Securities Laws;

(p)

the statutory and regulatory basis for the exemption from U.S. registration requirements claimed for the offer of the Units, although in technical compliance with Regulation S, would not be available if the offering is part of a plan or scheme to evade the registration provisions of the 1933 Act or any applicable state or provincial securities laws;

(q)

the Subscriber has been advised to consult the Subscriber’s own legal, tax and other advisors with respect to the merits and risks of an investment in the Company and with respect to applicable resale restrictions, and it is solely responsible (and the Company is not in any way responsible) for compliance with:

	(i)	any applicable laws of the jurisdiction in which the Subscriber is resident in connection with the distribution of the Securities hereunder, and,

	(ii)	applicable resale restrictions.

6.                       Representations, Warranties and Covenants of the Subscriber

6.1                     The Subscriber hereby represents, warrants and covenants with and to the Company (which representations, warranties and covenants shall survive the Closing) and acknowledges that the Company is relying thereon that:

(a)

the Subscriber has the legal capacity and competence to enter into and execute this Subscription Agreement and to take all actions required pursuant hereto and, if the Subscriber is a corporation, it is duly incorporated and validly subsisting under the laws of its jurisdiction of incorporation and all necessary approvals by its directors, shareholders and others have been obtained to authorize execution and performance of this Subscription Agreement on behalf of the Subscriber;

(b)

the entering into of this Subscription Agreement and the transactions contemplated hereby do not and will not result in the violation of any of the terms and provisions of any law applicable to the Subscriber or of any agreement, written or oral, to which the Subscriber may be a party or by which the Subscriber is or may be bound;

(c)

the Subscriber has duly executed and delivered this Subscription Agreement and, upon acceptance thereof by the Company, it will constitute a valid and binding agreement of the Subscriber enforceable against the Subscriber in accordance with its terms;

(d)	the Subscriber is not acquiring the Units for the account or benefit of, directly or indirectly, any U.S. Person, as that term is defined in Regulation S;

(e)	the Subscriber is a director of the Company;

(f)	the Subscriber is not a U.S. Person, as that term is defined in Regulation S;

(g)	the Subscriber is resident in the jurisdiction set out under the heading “Name and Address of Subscriber” on the signature page of this Subscription Agreement;

(h)

the Subscriber has inquired into the applicable securities legislation of its jurisdiction of residence and the Subscriber either complies with or is exempt from the applicable securities legislation of the Subscriber's jurisdiction of residence;

(i)

the Subscriber is outside the United States when receiving and executing this Agreement and is acquiring the Units as principal for the Subscriber's own account, for investment purposes only, and not with a view to, or for, resale, distribution or fractionalisation thereof, in whole or in part, and no other person has a direct or indirect beneficial interest in the Units;

(j)

the Subscriber is not an underwriter of, or dealer in, the common shares of the Company, nor is the Subscriber an affiliate of any underwriter of or dealer in the Securities, nor is it participating, pursuant to a contract or otherwise, in any distribution of the Securities;

(k)

the Subscriber agrees that, unless and until the Securities have been registered under the 1933 Act, or under any state securities or "blue sky" laws of any state of the United States, it will not offer or sell its Securities in the United States, directly or indirectly, to U.S. Persons except in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act and, in any event, in compliance with all Applicable Securities Laws;

(l)

the Subscriber (i) has such knowledge and experience in business matters as to be capable of evaluating the merits and risks of its prospective investment in the Units; and (ii) has the ability to bear the economic risks of its prospective investment and can afford the complete loss of such investment;

(m)

the Subscriber has not acquired the Units as a result of, and will not itself engage in, any “directed selling efforts” (as defined in Regulation S) in the United States in respect of the Units which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of any of the Securities in the United States;

(n)

any offer or and sale of any of the Securities prior to the expiration of a period of six months after the date of original issuance of that respective Security (the six-month period hereinafter referred to as the "Distribution Compliance Period") shall only be made in compliance with the safe harbor provisions set forth in Regulation S, pursuant to the registration provisions of the 1933 Act or an exemption therefrom, and that all offers and sales after the Distribution Compliance Period shall be made only in compliance with the registration provisions of the 1933 Act or an exemption therefrom and in each case only in accordance with Applicable Securities Laws;

(o)

it will not engage in any hedging transactions involving any of the Securities unless such transactions are in compliance with the provisions of the 1933 Act and in each case only in accordance with Applicable Securities Laws and the Subscriber is not aware of any advertisement of, or any general solicitation in respect of, any of the Securities; and

(p)	no person has made to the Subscriber any written or oral representations:

	(i)	that any person will resell or repurchase any of the Securities;

	(ii)	that any person will refund the purchase price of any of the Securities;

	(iii)	as to the future price or value of any of the Securities; or

(iv)

that any of the Securities will be listed and posted for trading on any stock exchange or automated dealer quotation system or that application has been made to list and post any of the Securities on any stock exchange or automated dealer quotation system; except that the Company’s Common Stock is currently (i) listed for quotation on the U.S. Over the Counter Bulletin Board and (ii) listed on the TSX Venture Exchange.

7.                       Acknowledgement and Waiver

7.1                     The Subscriber has acknowledged that the decision to purchase the Units was solely made on the basis of available information provided to the Subscriber. The Subscriber hereby waives, to the fullest extent permitted by law, any rights of withdrawal, rescission or compensation for damages to which the Subscriber might be entitled in connection with the distribution of the Units.

8.                       Legends

8.1                     The Subscriber hereby acknowledges that that upon the issuance thereof, and until such time as the same is no longer required under the applicable securities laws and regulations, the certificates representing any of the Securities will bear a U.S. legend in substantially the following form:

“THESE SECURITIES WERE ISSUED IN AN OFFSHORE TRANSACTION TO PERSONS WHO ARE NOT U.S. PERSONS (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”). ACCORDINGLY, NONE OF THE SECURITIES TO WHICH THIS CERTIFICATE RELATES HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD IN THE UNITED STATES (AS DEFINED HEREIN) OR, DIRECTLY OR INDIRECTLY, TO U.S. PERSONS (AS DEFINED HEREIN) EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN ACCORDANCE WITH THE 1933 ACT. “UNITED STATES" AND "U.S. PERSON" ARE AS DEFINED BY REGULATION S UNDER THE 1933 ACT.”

and a Canadian legend in substantially the following form:

“UNLESS PERMITTED UNDER CANADIAN SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY IN CANADA BEFORE ______________ [INSERT THE DATE THAT IS 4 MONTHS AND A DAY AFTER THE CLOSING DATE].

8.2                     The Subscriber hereby acknowledges and agrees to the Company making a notation on its records or giving instructions to the registrar and transfer agent of the Company in order to implement the restrictions on transfer set forth and described in this Subscription Agreement.

9.                       Canadian Resale Restriction

9.1                     The Subscriber acknowledges that the Securities are subject to resale restrictions in Canada and may not be traded in Canada except as permitted by the applicable Canadian securities legislation (collectively, the “Canadian Securities Laws”).

9.2                     The Subscriber acknowledges that pursuant to Canadian National Instrument 45-102, a subsequent trade in any of the Securities will be a distribution subject to the prospectus and registration requirements of the Canadian Securities Laws unless certain conditions are met, including the following:

(a)	at least four months (the "Canadian Hold Period") shall have elapsed from the date on which the Security was issued to the Subscriber;

(b)	during the currency of the Canadian Hold Period, any certificate representing the any of the Securities is imprinted with the Canadian Legend

(c)	the trade is not a control distribution (as defined in National Instrument 45-102);

(d)	no unusual effort is made to prepare the market or to create a demand for the Securities that are the subject of the trade;

(e)	no extraordinary commission or consideration is paid to a person or company in respect of the trade; and

(f)	if the selling security holder is an insider or officer of the Company, the selling security holder has no reasonable grounds to believe that the Company is in default of securities legislation; or

(g)	the trade qualifies under the provisions of Section 2.14 of National Instrument 45-102.

9.3                     The Subscriber acknowledges that any certificate representing any of the Securities issued prior to the expiration of the Canadian Hold Period, will have a Canadian Legend imprinted thereon.

10.                     Costs

10.1                   The Subscriber acknowledges and agrees that all costs and expenses incurred by the Subscriber (including any fees and disbursements of any special counsel retained by the Subscriber) relating to the purchase of the Units or the exercise of any of the Warrants shall be borne by the Subscriber.

11.                     Governing Law

11.1                   This Subscription Agreement is governed by the laws of the Province of British Columbia and the federal laws of Canada applicable herein, except to the extent that the laws of Delaware or the federal securities laws of the United States apply. The Subscriber, in its personal or corporate capacity and, if applicable, on behalf of each beneficial purchaser for whom it is acting, irrevocably attorns to the jurisdiction of the courts of the Province of British Columbia.

12.                     Survival

12.1                   This Subscription Agreement, including without limitation the representations, warranties and covenants contained herein, shall survive and continue in full force and effect and be binding upon the parties hereto notwithstanding the completion of the purchase of the Units by the Subscriber pursuant hereto.

13.                     Assignment

13.1                   This Subscription Agreement is not transferable or assignable.

14.                     Severability

14.1                   The invalidity or unenforceability of any particular provision of this Subscription Agreement shall not affect or limit the validity or enforceability of the remaining provisions of this Subscription Agreement.

15.                     Entire Agreement

15.1                   Except as expressly provided in this Subscription Agreement and in the agreements, instruments and other documents contemplated or provided for herein, this Subscription Agreement contains the entire agreement between the parties with respect to the sale of the Units and there are no other terms, conditions, representations or warranties, whether expressed, implied, oral or written, by statute or common law, by the

Company, its agents or by anyone else. This subscription may only be amended by instrument in writing signed by the parties hereto.

16.                     Notices

16.1                   All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Subscriber shall be directed to the address on the signature page of this Subscription Agreement and notices to the Company shall be directed to it at 602 - 1112 West Pender Street, Vancouver B.C. V6E 2S1, Canada; Attention: Mr. Kenneth Hicks or by fax at (604) 568-1540.

16.2                   The Subscriber hereby acknowledges and agrees that it will notify the Company at the address or fax number above, or at such other address or fax number as the Company notifies the Subscriber from time to time is the current address or fax number of the Company, to maintain with the Company’s records an updated address to which the Company may mail or transmit notices and other communications under this Subscription Agreement.

17.                     Collection of Personal Information

17.1                   The Subscriber acknowledges and consents to the fact that the Company is collecting the Subscriber’s personal information for the purpose of completing the transactions contemplated by this Subscription Agreement. The Subscriber further acknowledges and consents to the fact that the Company may be required by applicable securities laws to provide securities commissions in Canada or the United States or other authorities with personal information provided by the Subscriber.

17.2                   The Subscriber, on its own behalf and on behalf of any other person for whom it is contracting hereunder, acknowledges and consents to the release by the Company of information regarding the Subscriber's subscription, including the Subscriber's name, address, telephone number and registration instructions, the number of securities purchased, the number of securities of the Company held, the status of the Subscriber as an insider, and, if applicable, information regarding beneficial ownership of or the principal of the Subscriber, in compliance with securities regulatory policies to regulatory authorities in reporting jurisdictions or to other authorities as required by law and to the transfer agent of the Company for the purpose of arranging for the preparation of the certificate representing any of the Securities. The purpose of the collection of this information is to ensure that the Company and its advisors will be able to issue the Securities to the Subscriber in compliance with applicable securities laws and the instructions of the Subscriber and to obtain the information required to be provided in documents required to be filed with the Exchange and with securities regulatory authorities under applicable securities laws and other authorities as required by law. In addition, the Subscriber acknowledges and consents to the collection, use and disclosure of all such personal information by the any stock exchange on which the Company’s common shares are listed and other regulatory authorities in accordance with their requirements, including the provision to third party service providers, from time to time.

The contact information for the officer of the Issuer who can answer questions about the collection of information by the Issuer is as follows:

Name & Title:	Kenneth Hicks, President
Company's Name:	Argentex Mining Corp.
Address:	602 - 1112 West Pender Street, Vancouver BC V6E 2S1
Phone No.:	(604) 568-2496
Fax No.:	(604) 568-1540

17.3                   Furthermore, the Subscriber is hereby notified that:

(a)

the Company may deliver to the securities commission of any province of Canada or the Securities and Exchange Commission in the United States certain personal information pertaining to the Subscriber, including the Subscriber’s full name, residential address and telephone number, the number of securities purchased by the Subscriber and the total purchase price paid for such securities, beneficial ownership information, the prospectus exemption relied on by the Company and the date of distribution of the security,

(b)	such information is being collected indirectly by the Securities Commissions under authority granted in securities legislation,

(c)	such information is being collected for the purposes of the administration and enforcement of the securities legislation of the applicable province of Canada, and

(d)

the Subscriber may contact the following public official in Ontario with respect to questions about the Ontario Securities Commission’s indirect collection of such information at the following address and telephone number:

Administrative Assistant to the Director of Corporate Finance
Ontario Securities Commission
Suite 1903, Box 55, 20 Queen Street West
Toronto, Ontario, M5H 3S8
Telephone: (416) 593-8086

18.                     Reliance, Indemnity, Notification of Changes and Survival

18.1                   The representations and warranties in this Subscription Agreement are made by the Subscriber with the intent that they be relied upon by the Company in determining its suitability as a purchaser of the Units, and the Subscriber hereby agrees to indemnify the Company against all losses, claims, costs, expenses and damages or liabilities which any of them may suffer or incur as a result of reliance thereon. The Subscriber undertakes to notify the Company immediately of any change in any representation, warranty or other information relating to the Subscriber set forth in this Subscription Agreement (and the exhibits, schedules, forms and appendices thereto) which takes place prior to the Closing.

18.2                   The representations and warranties of the Subscriber contained in this Agreement shall survive the Closing.

19.                     Counterparts and Electronic Means

19.1                   This Subscription Agreement may be executed in any number of counterparts, each of which, when so executed and delivered, shall constitute an original and all of which together shall constitute one instrument. Delivery of an executed copy of this Subscription Agreement by electronic facsimile transmission or other means of electronic communication capable of producing a printed copy will be deemed to be execution and delivery of this Subscription Agreement as of the date hereinafter set forth.

20.                     Delivery Instructions

20.1                   The Subscriber hereby directs the Company to deliver the Units to:

__________________________________________________________________________________________________
(name)

__________________________________________________________________________________________________
(address)

20.2                   The Subscriber hereby directs the Company to cause the Units to be registered on the books of the Company as follows:

__________________________________________________________________________________________________
(name)

__________________________________________________________________________________________________
(address)

IN WITNESS WHEREOF the Subscriber has duly executed this Subscription Agreement as of the date of acceptance by the Company.

_________________________________________
(Name of Subscriber – Please type or print)

_________________________________________
(Signature and, if applicable, Office)

_________________________________________
(Address of Subscriber)

_________________________________________
(City, State or Province, Postal Code of Subscriber)

_________________________________________
(Country of Subscriber)

_________________________________________
(Fax and/or E-mail Address of Subscriber)

A C C E P T A N C E

The above-mentioned Subscription Agreement in respect of the Units is hereby accepted by the Company.

DATED at ______________________, the________ day of ___________________, 2009.

ARGENTEX MINING CORP.

Per:   ________________________________________________
          Authorized Signatory